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GreenPoint Manufactured Housing Contract Trust
Pass Through Certificates
Series 1999-1
Investor Number 51999021

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
Determination Date:       10-Mar-99
Remittance Date:          15-Mar-99
Month End Date:           28-Feb-99
----------------------------------------------------------------------------------------------------------------
(a)   Class A-1 Distribution Amount                                                                 3,250,649.66
(b)   Class A-1 Distribution Principal                                                              2,559,457.99
                Scheduled Payments of Principal                                 668,456.77
                Partial Prepayments                                             100,930.07
                Scheduled Principal Balance Principal Prepayment in Full      1,685,714.29
                Scheduled Principal Balance Liquidated Contracts                 40,518.12
                Scheduled Principal Balance Repurchases                          63,838.74

(c)   Class A-1 Interest Distribution                                                                 691,191.67
      Class A-1 Interest Shortfall                                                                          0.00

(d)   Class A-1 Remaining Certificate Balance                                                     140,940,542.01

(e)   Class A-2 Distribution Amount                                                                   628,545.83
(f)   Class A-2 Distribution Principal                                                                      0.00
                Scheduled Payments of Principal                                       0.00
                Partial Prepayments                                                   0.00
                Scheduled Principal Balance Principal Prepayment in Full              0.00
                Scheduled Principal Balance Liquidated Contracts                      0.00
                Scheduled Principal Balance Repurchases                               0.00

(g)   Class A-2 Interest Distribution                                                                 628,545.83
      Class A-2 Interest Shortfall                                                                          0.00

(h)   Class A-2 Remaining Certificate Balance                                                     125,500,000.00

(i)   Class A-3 Distribution Amount                                                                   463,341.67
(j)   Class A-3 Distribution Principal                                                                      0.00
                Scheduled Payments of Principal                                       0.00
                Partial Prepayments                                                   0.00
                Scheduled Principal Balance Principal Prepayment in Full              0.00
                Scheduled Principal Balance Liquidated Contracts                      0.00
                Scheduled Principal Balance Repurchases                               0.00

(k)   Class A-3 Interest Distribution                                                                 463,341.67
      Class A-3 Interest Shortfall                                                                          0.00

(l)   Class A-3 Remaining Certificate Balance                                                      91,000,000.00

(m)   Class A-4 Distribution Amount                                                                   400,625.00
(n)   Class A-4 Distribution Principal                                                                      0.00
                Scheduled Payments of Principal                                       0.00
                Partial Prepayments                                                   0.00
                Scheduled Principal Balance Principal Prepayment in Full              0.00
                Scheduled Principal Balance Liquidated Contracts                      0.00
                Scheduled Principal Balance Repurchases                               0.00

(o)   Class A-4 Interest Distribution                                                                 400,625.00
      Class A-4 Interest Shortfall                                                                          0.00
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
(p)      Class A-4 Remaining Certificate Balance                                          75,000,000.00

(q)      Class A-5 Distribution Amount                                                     1,109,485.74
(r)      Class A-5 Distribution Principal                                                          0.00
                   Scheduled Payments of Principal                              0.00
                   Partial Prepayments                                          0.00
                   Scheduled Principal Balance Principal Prepayment in Full     0.00
                   Scheduled Principal Balance Liquidated Contracts             0.00
                   Scheduled Principal Balance Repurchases                      0.00

(s)      Class A-5 Interest Distribution                                                   1,109,485.74
         Class A-5 Interest Shortfall                                                              0.00

(t)      Class A-5 Remaining Certificate Balance                                         196,659,215.00

(u)      Class A-1 Pass Through Rate                                                           5.780000%
         Class A-2 Pass Through Rate                                                           6.010000%
         Class A-3 Pass Through Rate                                                           6.110000%
         Class A-4 Pass Through Rate                                                           6.410000%
         Class A-5 Pass Through Rate                                                           6.770000%

(v)      Monthly Servicing Fee                                                               526,382.68

(w)      Delinquency                                      # of Contracts                  Prin. Balance
                                                          --------------                  -------------

                   a)  One Monthly Payment Delinquent              138                     5,202,530.72
                   b)  Two Monthly Payments                          0                             0.00
                   c)  Three or more Monthly Payments                0                             0.00
                                                           -----------                   --------------
                                                                   138                     5,202,530.72
                                                           ===========                   ==============
                                                                                           Difference
(x)      Repurchased Contracts        Contract Number    Repurchase Price                Paid by Seller
                                      ---------------    ----------------                --------------
                                      54302892               63,838.74                             0.00
                                                           -----------                   --------------
                                      Total Repurchases      63,838.74                             0.00
                                                           ===========                   ==============

(y)      Repossessions or Foreclosures                        Number                     Actual Balance
                                                           -----------                   --------------
                                                                     0                   $         0.00
                                                                    20                       603,510.26
                                                                    -2                      ($40,708.76)
                                                           -----------                   --------------
                                                                    18                   $   562,801.50
                                                           ===========                   ==============

(z)      Class A-1 Enhancement Payment                                                             0.00
         Class A-2 Enhancement Payment                                                             0.00
         Class A-3 Enhancement Payment                                                             0.00
         Class A-4 Enhancement Payment                                                             0.00
         Class A-5 Enhancement Payment                                                             0.00

(aa)     Monthly Advance                                                                           0.00
         Outstanding Amount Advanced                                                               0.00

(bb)     Deposit to Special Account                                                           62,292.84

(cc)     Amount Distributed to Class R Certificateholders                                     62,292.84

(dd)     Net Weighted Average Contract Rate                                                        9.42%

(ee)     Number of Manufactured Homes currently held due to repossession                             18
         Principal balance of Manufactured Homes currently held                              562,801.50
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
(ff)     Class A-1 Pool Principal Balance percentage                                          98.216406%
         Class A-2 Pool Principal Balance percentage                                         100.000000%
         Class A-3 Pool Principal Balance percentage                                         100.000000%
         Class A-4 Pool Principal Balance percentage                                         100.000000%
         Class A-5 Pool Principal Balance percentage                                         100.000000%

(gg)     Aggregate Deficiency Amounts                                                              0.00
         Servicer Deficiency Amounts received                                                      0.00
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